UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Creek Road Miners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

35 E Horizon Ridge Pkwy

Ste 110 - 502

Henderson, NV 89002-7906

(Address of Principal Executive Offices) (Zip Code)

(435) 900-1949

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2022, Creek Road Miners, Inc. (the “Company”) entered into an Agreement (the “Settlement”) with Alpha Capital Anstalt (“Alpha”). The Settlement relates to a dispute with the Company’s then-CEO in connection with Alpha’s partial exercise on March 20, 2022 of warrants to purchase 600,000 shares of the Company’s common stock, par value $0.0001 (the “Warrant Shares”), at an aggregate conversion price of $900,000.

Pursuant to the Settlement, Alpha agreed to exchange the Warrant Shares for a convertible promissory note in the principal amount of $900,000 due August 31, 2023 (the “Convertible Note”). The Convertible Note is convertible at Alpha’s option at the conversion price of the Company’s Series C Preferred Stock then in effect (the “Conversion Price”). Upon notice that the Company’s merger with Prairie Operating Co., LLC (the “Merger”) is imminent, Alpha will convert the Convertible Note at a 10% discount of the amounts owed thereunder into shares of the Company’s common stock at the lower of: (i) the Conversion Price; or (ii) the lowest per share valuation attributed to the Company’s common stock in the Merger and any capital raise completed by the Company in connection with the Merger.

Upon the occurrence and during the continuation of any event of default under the Convertible Note, interest shall accrue at a default interest rate of 22% per annum.

The foregoing summary of the material terms of the Settlement and Convertible Note is not complete and is qualified in its entirety by reference to the full texts thereof, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Item 1.01.

The Convertible Note was not registered under the Securities Act of 1933, as amended (the “Act”), and was issued and sold in reliance upon the exemption from registration contained in Section 3(a)(9) of the Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information about the issuance of the Convertible Note under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Agreement between Creek Road Miners, Inc. and Alpha Capital Anstalt made as of August 24, 2022.
10.2	Convertible Promissory Note dated August 31, 2022 issued by Creek Road Miners, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creek Road Miners, Inc.
a Delaware corporation

Dated: September 7, 2022	By:	/s/ John D. Maatta
John D. Maatta, CEO